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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each director whose signature appears below constitutes and appoints Robert H. Bohannon and Ellen M. Ingersoll, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report of Viad Corp for the fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     /s/ Jess Hay                                        February 20, 2003
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Jess Hay

     /s/ Judith K. Hofer                                 February 20, 2003
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Judith K. Hofer

     /s/ Donald E. Kiernan                               February 20, 2003
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Donald E. Kiernan

     /s/ Robert C. Krueger                               February 20, 2003
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Robert C. Krueger

     /s/ Jack F. Reichert                                February 20, 2003
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Jack F. Reichert

     /s/ Linda Johnson Rice                              February 20, 2003
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Linda Johnson Rice

     /s/ Douglas L. Rock                                 February 20, 2003
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Douglas L. Rock

     /s/ Timothy R. Wallace                              February 20, 2003
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Timothy R. Wallace